                                                                    EXHIBIT 10.6


                     FIFTH AMENDMENT TO US CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO US CREDIT AGREEMENT (herein called this "Amendment") made as of September 21, 2001, by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to the Original Agreement defined below ("US Lenders").

                                   WITNESSETH:

         WHEREAS, US Borrower, US Agent and US Lenders entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided;

         WHEREAS, US Borrower, US Agent and US Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

                  "Amendment" means this Fifth Amendment to US Credit Agreement. Fifth Amendment to US Credit Agreement

                  "Amendment Fee" means a fee, payable to each US Lender which executes and delivers this Amendment before noon on September 21, 2001 (unless extended by US Borrower), in the amount of five basis points (0.05%) of such US Lender's Percentage Share of the Tranche A Maximum Credit Amount and the Tranche B Maximum Credit Amount.



                                          Fifth Amendment to US Credit Agreement

                  "Long Term Financing" means a senior unsecured bank facility in an amount not to exceed US $6,000,000,000 arranged by UBS Warburg LLC and Banc of America Securities LLC to finance the acquisition by US Borrower of Anderson Exploration Ltd. and/or Mitchell Energy & Development Corp. through wholly-owned Subsidiaries of US Borrower.

                  "US Agreement" means the Original Agreement as amended hereby.


                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The definitions of "Canadian Agent", "Canadian LC Issuer", Canadian Lenders", Canadian Prime Rate", "Canadian Resident Lender", "Canadian Swing Lender", "Canadian Swing Rate" and "Canadian US Dollar Base Rate" in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "Canadian Agent" means Bank of America Canada and its successors and assigns, as administrative agent under the Canadian Agreement.

                  "Canadian LC Issuer" means Bank of America Canada and its successors and assigns in its capacity as the issuer of Letters of Credit under the Canadian Agreement. Canadian Agent may, with the consent of Canadian Borrower and the Lender in question, appoint any Canadian Resident Lender hereunder as a Canadian LC Issuer in place of or in addition to Canadian Agent.

                  "Canadian Lenders" means each signatory to the Canadian Agreement (other than any Borrower), including Bank of America Canada and, upon the requirements of Section 2.5 of the Fifth Amendment to Canadian Credit Agreement, dated as of September 21, 2001, among Canadian Borrower, Canadian Agent and Canadian Lenders, being completed, Bank of America, N.A., acting through a Canadian branch in the capacity of a Canadian Lender and the Canadian Swing Lender hereunder, rather than as Canadian Agent and Canadian LC Issuer, and the successors of each such party as holder of a Canadian Note.

                  "Canadian Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by Canadian Agent as its reference rate for Canadian Dollar commercial loans made to a Person in Canada; and
         (ii) Canadian Agent's Discount Rate for Bankers' Acceptances


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                                          Fifth Amendment to US Credit Agreement
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         having a maturity of thirty days plus the Applicable Margin. No
         Canadian Prime Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Canadian Resident Lender" means each Lender identified as such on Annex II to the Canadian Agreement or any Assignment and Acceptance executed by a new Lender, each being a Person that is (i) not a non-resident of Canada for the purposes of the Income Tax Act (Canada) or (ii) a Person that is an "authorized foreign bank" as defined in section 2 of the Bank Act (Canada) and in subsection 248(1) of the Income Tax Act (Canada) which will receive all amounts paid or credited to it under the Canadian Obligations in respect of its "Canadian banking business" the purposes of paragraph 212(13.3)(a)of the Income Tax Act (Canada).

                  "Canadian Swing Lender" means Bank of America Canada and its successors and assigns, in their individual capacities, as Canadian Swing Lender.

                  "Canadian Swing Rate" means on any day a fluctuating rate of interest per annum established from time to time by Canadian Swing Lender as its money market rate, which rate may not be the lowest rate of interest charged by Canadian Swing Lender to its customers, plus the Applicable Margin. The Canadian Swing Rate shall never exceed the Highest Lawful Rate.

                  "Canadian US Dollar Base Rate" means on any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest per annum most recently established by Canadian Agent as its reference rate for US Dollar commercial loans made to a Person in Canada. Any change in the Canadian US Dollar Base Rate due to a change in Canadian Agent's reference rate shall be effective on the effective date of such change. No Canadian US Dollar Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Schedule II BA Reference Banks" means the Lenders listed in
         Schedule II to the Bank Act (Canada) and the Lenders listed in Schedule III to the Bank Act (Canada) that are not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of the Canadian Borrower (acting reasonably), as the
         Schedule II BA Reference Banks.

         (b) Clauses (o) and (x) of the definition of "Permitted Liens" in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "(o) Liens in respect of Indebtedness permitted by Sections 7.1(b), 7.1(f) and 7.1(j), and Liens in respect of Indebtedness permitted by Section 7.1(c), but only to the extent that such Liens encumber the assets expressly permitted to secure such Indebtedness by the terms of Section 7.1(c);"



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                                          Fifth Amendment to US Credit Agreement
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                  "(x)     in addition to Liens permitted by clauses (a) through
                           (w) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed two percent (2%) of Consolidated Assets."

         Section 2.2. Indebtedness. Section 7.1 of the Original Agreement is hereby amended as follows:

                  (i) Subsection (c) is hereby amended in its entirety to read as follows:

                           "(c) unsecured Liabilities owed among the Restricted
                  Persons; provided that Liabilities owed by any Restricted Subsidiary (other than Canadian Borrower) to US Borrower may be secured by any and all assets of such Restricted Subsidiary."

                  (ii) A new subsection (m) is hereby substituted for the existing subsection (m) to read as follows:

                           "(m) Indebtedness in an aggregate principal amount
                  not to exceed $4,300,000,000 owed by a Nova Scotia unlimited liability company and wholly-owned Subsidiary of US Borrower formed for the purpose of obtaining financing for the acquisition by US Borrower, directly or indirectly through its Subsidiaries, of Anderson Exploration Ltd. and/or Mitchell Energy & Development Corp. and/or for other general corporate purposes; provided that prior to the incurrence of such Indebtedness such Subsidiary shall have delivered (i) to US Agent a guaranty of all of the US Obligations and an opinion of counsel to such Subsidiary with respect to the enforceability thereof, in each case in form and substance reasonably acceptable to US Agent, and (ii) to Canadian Agent a guaranty of all of the Canadian Obligations and an opinion of counsel to such Subsidiary with respect to the enforceability thereof, in each case in form and substance reasonably acceptable to Canadian Agent."

                  (iii) The existing subsection (m) is renumbered as subsection
         (n) and reads as follows:

                           "(n) miscellaneous items of Indebtedness of all
                  Restricted Persons (other than US Borrower) not otherwise permitted in subsections (a) through (m) which do not in the aggregate exceed US $400,000,000 in principal amount at any one time outstanding."

         Section 2.3. Limitation on Liens. Section 7.2 of the Original Agreement is hereby amended by inserting the following sentence immediately after the second sentence thereof:

         US Lenders acknowledge that all or any portion of the proceeds of the Indebtedness referred to in Section 7.1(m) may be held in escrow pending the completion of the acquisition of Anderson Exploration Ltd. and/or Mitchell Energy & Development Corp.,



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                                          Fifth Amendment to US Credit Agreement
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         that all or any portion of such proceeds may be released from escrow and used to effect either or both of such acquisitions or, in the event either or both of such acquisitions fails to close, to redeem or prepay Indebtedness referred to in Section 7.1(m), together with interest and premiums thereon and fees and expenses in connection therewith, and that no such escrow arrangement constitutes or shall be deemed to constitute a Lien for purposes of this Agreement.

         Section 2.4. Funded Debt to Total Capitalization. Section 7.7 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.7. Funded Debt to Total Capitalization. The ratio of US Borrower's Consolidated Total Funded Debt to US Borrower's Total Capitalization will not exceed (i) seventy percent (70%) at the end of any Fiscal Quarter ending on or before June 30, 2002, or (ii) sixty-five percent (65%) at the end of any Fiscal Quarter thereafter."


                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. Except for the amendment in Section 2.4 hereof, this Amendment shall become effective as of the date first above written when and only when:

         (a) US Agent shall have received all of the following, at US Agent's office, duly executed and delivered and in form and substance satisfactory to US Agent, all of the following:

                  (i) this Amendment executed by US Borrower, US Agent and US Required Lenders;

                  (ii) a certificate of the Senior Vice President - Finance or the Treasurer of US Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

         (b) US Borrower shall have paid on or before such effective date to each US Lender which executed and delivered this Amendment before noon on September 21, 2001 (unless extended by US Borrower), such US Lenders Amendment Fee and all other fees and reimbursements to be paid to US Agent and US Lenders pursuant to any US Loan Documents, or otherwise due US Agent or US Lenders and including fees and disbursements of US Agent's attorneys.

         Section 3.2. Effective Date of Section 2.4. The amendment in Section
2.4 of this Amendment shall become effective as of the date when and only as of the date when:

         (a) The conditions set forth in Section 3.1 (a) and (b) above have been satisfied; and



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                                          Fifth Amendment to US Credit Agreement

         (b) The documentation governing the Long Term Financing shall have been executed and delivered, the initial funding shall have been advanced thereunder, and shares of Anderson Exploration Ltd. shall have been acquired by US Borrower or a Restricted Subsidiary pursuant to US Borrower's offer to purchase the shares of Anderson Exploration Ltd.


                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of US Borrower. In order to induce each US Lender to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

         (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.

         (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or
(C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.



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                                          Fifth Amendment to US Credit Agreement
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         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of June 30, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Long Term Financing. Pursuant to Section 9.7 of the US Agreement, US Lenders agreed that Bank of America and its Affiliates may engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Restricted Persons and their respective Affiliates as though Bank of America were not the US Agent or the US LC Issuer hereunder and without notice to or consent of Lenders. US Lenders acknowledged that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Restricted Person or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Restricted Person or such Affiliate) and that the US Agent shall be under no obligation to provide such information to them. Although not required by the terms of the Original Agreement, Bank of America hereby notifies US Lenders that USB AG, Stamford Branch, UBS Warburg LLC, Bank of America and Banc of America Securities LLC have agreed to provide the Long Term Financing and may provide additional services to the Restricted Persons in connection with the acquisitions financed thereby.

         Section 5.2. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

         Section 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.



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                                          Fifth Amendment to US Credit Agreement
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         Section 5.4. US Loan Documents. This Amendment is a US Loan Document,
and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

         Section 5.5. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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                                          Fifth Amendment to US Credit Agreement

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                 DEVON ENERGY CORPORATION
                                 US Borrower

                                 By: /s/  Dale T. Wilson
                                     ------------------------------------------
                                     Dale T. Wilson
                                     Treasurer

                                 BANK OF AMERICA, N.A.,
                                 Administrative Agent, US LC Issuer
                                 and Lender

                                 By: /s/  James R. Allred
                                     ------------------------------------------
                                     Name:  James R. Allred
                                     Title: Managing Director

                                 ABN AMRO BANK, N.V.
                                 Lender

                                 By: /s/  Jeffery White
                                     ------------------------------------------
                                     Name:  Jeffery White
                                     Title: Vice President

                                 By: /s/  John Reed
                                     ------------------------------------------
                                     Name:  John Reed
                                     Title: Assistant Vice President

                                 BANCFIRST
                                 Lender

                                 By: /s/  Arthur B. Hobbs
                                     ------------------------------------------
                                     Name:  Arthur B. Hobbs
                                     Title: Vice President

                                 BANK OF MONTREAL
                                 Lender

                                 By: /s/  James V. Ducote
                                     ------------------------------------------
                                     Name:  James V. Ducote
                                     Title: Director




                                          Fifth Amendment to US Credit Agreement

                                 BANK ONE, NA (Main Office - Chicago)
                                 Lender

                                 By: /s/ Jeanie C. Harman
                                     ------------------------------------------
                                     Name:  Jeanie C. Harman
                                     Title: First Vice President

                                 BAYERISCHE LANDESBANK
                                 GIROZENTRALE, CAYMAN ISLANDS
                                 BRANCH
                                 Lender

                                 By: /s/ Hereward Drummond
                                     ------------------------------------------
                                     Name:  Hereward Drummond
                                     Title: Senior Vice President

                                 By: /s/ James H. Boyle
                                     ------------------------------------------
                                     Name:  James H. Boyle
                                     Title: Vice President

                                 CIBC, INC.
                                 Lender

                                 By: /s/ Nora Q. Catiis
                                     ------------------------------------------
                                     Name:  Nora Q. Catiis
                                     Title: Authorized Signatory

                                 CITIBANK, N.A.
                                 Lender

                                 By: /s/  Todd J. Mogil
                                     ------------------------------------------
                                     Name:  Todd J. Mogil
                                     Title: Attorney-in-fact

                                 CREDIT LYONNAIS NEW YORK BRANCH
                                 Lender

                                 By: /s/  Bernard Weymuller
                                     ------------------------------------------
                                     Name:  Bernard Weymuller
                                     Title: Senior Vice President





                                          Fifth Amendment to US Credit Agreement

                                  CREDIT SUISSE FIRST BOSTON
                                  Lender

                                  By: /s/  James P.Moran
                                      -----------------------------------------
                                      Name:  James P. Moran
                                      Title: Director

                                  By: /s/  David M. Koczan
                                      -----------------------------------------
                                      Name:  David M. Koczan
                                      Title: Assistant Vice President

                                  DEUTSCHE BANK AG NEW YORK
                                  BRANCH AND/OR CAYMAN ISLANDS
                                  BRANCH
                                  Lender

                                  By: /s/  Joel Makowsky
                                      -----------------------------------------
                                      Name:  Joel Makowsky
                                      Title: Vice President

                                  By: /s/  Hans C. Narberhaus
                                      -----------------------------------------
                                      Name:  Hans C. Narberhaus
                                      Title: Vice President

                                  FIRST UNION NATIONAL BANK
                                  Lender

                                  By: /s/  James M. Kopp
                                      -----------------------------------------
                                      Name: James M. Kopp
                                      Title: Managing Director

                                  ROYAL BANK OF CANADA
                                  Lender

                                  By: /s/ Lorne Gartner
                                      -----------------------------------------
                                      Name:  Lorne Gartner
                                      Title: Vice President

                                  SUNTRUST BANK, ATLANTA
                                  Lender

                                  By: /s/  David J. Edge
                                      -----------------------------------------
                                      Name:  David J. Edge
                                      Title: Director



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



                                  THE BANK OF NEW YORK
                                  Lender

                                  By: /s/  Raymond J. Palmer
                                      -----------------------------------------
                                      Name:  Raymond J. Palmer
                                      Title: Vice President

                                  THE BANK OF TOKYO - MITSUBISHI LTD.
                                  HOUSTON AGENCY
                                  Lender

                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  THE CHASE MANHATTAN BANK
                                  Lender

                                  By: /s/  Russell A. Johnson
                                      -----------------------------------------
                                      Name:  Russell A. Johnson
                                      Title: Vice President

                                  THE FUJI BANK, LIMITED
                                  Lender

                                  By: /s/  Jacques Azagury
                                      -----------------------------------------
                                      Name:  Jacques Azagury
                                      Title: Senior Vice President & Manager

                                  TORONTO-DOMINION (TEXAS), INC.
                                  Lender

                                  By: /s/  Mark A. Baird
                                      -----------------------------------------
                                      Name:  Mark A. Baird
                                      Title: Vice President



                                          Fifth Amendment to US Credit Agreement

                                  UBS AG, STAMFORD BRANCH
                                  Lender

                                  By: /s/  Patricia O'Kicki
                                      -----------------------------------------
                                      Name:  Patricia O'Kicki
                                      Title: Director - Banking Products
                                             Services

                                  By: /s/  Wilfred V. Saint
                                      -----------------------------------------
                                      Name:  Wilfred V. Saint
                                      Title: Associate Director -
                                             Banking Products Services, US

                                  UMB BANK
                                  Lender

                                  By: /s/  Richard J. Lehrter
                                      -----------------------------------------
                                      Name:  Richard J. Lehrter
                                      Title: Community Bank President

                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE
                                  Lender

                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:





                                          Fifth Amendment to US Credit Agreement